SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.   20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported): February 4, 1999


                     ROANOKE ELECTRIC STEEL CORPORATION
            (Exact name of Registrant as specified in its charter)


              Virginia                  0-2389           54-0585263
     (State or other jurisdiction     (Commission       (I.R.S. Employer
             of incorporation)         File Number)     Identification No.)

         P.O. Box 13948, Roanoke, Virginia                 24038-3948
     (Address of principal executive offices)              (Zip Code)

   Registrant's telephone number, including area code:  (540) 342-1831

                                 N/A
                     (Former name or former address,
                      if changed since last report)


Item 2.  Acquisition or Disposition of Assets.

     On December 16, 1998, the Registrant acquired all of the outstanding common shares of Steel of West Virginia, Inc., upon completion of its cash tender offer. The consideration given was approximately $117.1 million, including the assumption of approximately $52.3 million of indebtedness. Funding was provided by a syndicate of four banks, including First Union National Bank, Agent.

     The Registrant has not completed reviewing Steel of West Virginia's records in order to make its determination of the fair value of Steel of West Virginia's assets and liabilities. The fair value adjustments reflected in the pro forma condensed combined financial statements reflect, among other things, estimates of fair value made by the Company based on assumptions it believes to be reasonable. Accordingly, the final pro forma condensed combined amounts may be different from those set forth herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.
                    The following documents of Steel of West Virginia, Inc. are incorporated herein by reference:
             (1) Form 10-K for December 31, 1997.
             (2) Form 10-Q for March 31, 1998.
             (3) Form 10-Q for June 30, 1998.
             (4) Form 10-Q for September 30, 1998.

     (b)  Pro Forma Condensed Combined Financial Information.
                    Pro forma condensed combined balance sheets (unaudited) and pro forma condensed combined statements of earnings (unaudited) are incorporated herein by reference. The pro forma financial statements combine historical financial information of the Registrant for the period ended October 31,1998 with historical financial information of Steel of West Virginia, Inc. for the period ended September 30, 1998. The historical financial information is adjusted for events that are directly attributable to the acquisition.

     (c)  Exhibits.
                    Pursuant to Regulation S-K the following Exhibit Index is added immediately preceding the exhibits filed as part of the subject Form 8-K:



                         EXHIBIT INDEX

     Exhibit No.              Exhibit                               Page

       (23)          Independent Auditors' Consent                    5

       (99)    (a) Form 10-K  for December 31, 1997                   6
                                                              Incorporated by
                                                                  Reference

               (b) Form 10-Q for March 31, 1998                       6
                                                              Incorporated by
                                                                  Reference

               (c) Form 10-Q for June 30, 1998                        6
                                                              Incorporated by
                                                                  Reference

               (d) Form 10-Q for September 30, 1998                   6
                                                              Incorporated by
                                                                  Reference

               (e) Pro Forma Condensed Combined
                    Balance Sheets (Unaudited)                        7

               (f) Pro Forma Condensed Combined
                    Statements of Earnings (Unaudited)                8






                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ROANOKE ELECTRIC STEEL CORPORATION
                                   Registrant

Date: February 4, 1999           By    John E. Morris
                                       John E. Morris
                                       Vice President-Finance